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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 1999 in the Registration Statement on Form S-1 and the related Prospectus of Quotesmith.com, Inc. dated May 26, 1999.





                                                           /s/ ERNST & YOUNG LLP





Chicago, Illinois
May 26, 1999